UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 25, 2018

CORE LABORATORIES N.V.
(Exact name of registrant as specified in its charter)
001-14273
(Commission File Number)

The Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
Strawinskylaan 913
Tower A, Level 9
1077 XX Amsterdam
The Netherlands	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (31-20) 420-3191

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note

This Amendment No. 1 to Form 8-K is being filed as an amendment to the Current Report on Form 8-K filed by Core Laboratories N.V. (the “Company”) on April 25, 2018 (the “Original Report”).  The Original Report was filed to report the quarterly results of the three months ended March 31, 2018.  The sole purpose of this Amendment No. 1 is to properly reflect the variances reported in the variance column of the Consolidated Balance Sheet and to reflect the correct Item Number.  Except for the foregoing, this Amendment No. 1 does not modify or update any other disclosure contained in the Original Report.

Item 2.02 Results of Operations and Financial Condition
On April 25, 2018, Core Laboratories N.V. issued a press release announcing its financial results for the first quarter of 2018. The full text of the press release is set forth in Exhibit 99.1 attached hereto.
The information in this Report and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
99.1         Press release issued on April 25, 2018 *
* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Exchange Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Laboratories N.V.

Dated: April 25, 2018	By	/s/ Richard L. Bergmark
Richard L. Bergmark
Chief Financial Officer

CORE LABORATORIES N.V.
EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM

99.1	Press release issued on April 25, 2018 *
* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Exchange Act.